SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant            [X]

Filed by a Party other than the Registrant        [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of Commission Only (as permitted by
Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

SCUDDER ADVISOR FUNDS

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

SCUDDER ADVISOR FUNDS

Scudder Lifecycle Mid Range Fund—Investment Class

Scudder Lifecycle Short Range Fund—Investment Class

One South Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 2, 2005

A special meeting of shareholders of the Scudder Lifecycle Mid Range Fund and the Scudder Lifecycle Short Range Fund (each a “Fund” and collectively the “Funds”), series of Scudder Advisor Funds (the “Trust”), will be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, NY 10154, on September 2, 2005 at 9:15 A.M. (Eastern time) (the “Special Meeting”). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts.

The Special Meeting is being held to consider and vote on the following matter for each Fund, as indicated below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal: (Both Funds)	To consider a Plan of Liquidation (the “Plan”) under which the assets of the Fund will be liquidated and all outstanding shares redeemed on the liquidation date.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

The close of business on June 21, 2005 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

Please mark, date and sign the enclosed proxy (unless you are voting by touch-tone telephone or through the Internet) and return it in the pre-paid envelope enclosed for your convenience to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY (OR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting you can revoke your proxy and vote your shares in person if you wish.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, THE FUND’S PROXY SOLICITOR, AT 1-866-863-3900.

The Board of Trustees of the Trust unanimously recommends that shareholders of each Fund vote FOR the Proposal.

This notice and related proxy material are first being mailed to shareholders of the Funds on or about July 22, 2005. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustees,

John Millette,

Secretary

New York, New York

July 19, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,

DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN

THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION

OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE

OR THROUGH THE INTERNET). NO POSTAGE NEED BE

AFFIXED IF THE PROXY CARD IS MAILED

IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES AT 1-866-863-3900.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the approval of the Plan of Liquidation and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card(s) for instructions for internet voting.

You may also call 1-866-241-6192 and vote by telephone.

If we do not receive your completed proxy card(s) after several weeks, our proxy solicitor, Computershare Fund Services, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Scudder Advisor Funds

Scudder Lifecycle Mid Range Fund—Investment Class (“Lifecycle Mid Range Fund”)

Scudder Lifecycle Short Range Fund—Investment Class (“Lifecycle Short Range Fund”)

One South Street

Baltimore, Maryland 21202

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 2, 2005

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Scudder Advisor Funds (the “Trust”) with respect to the above series (each, a “Fund” and collectively, the “Funds”) of proxies to be used at the special meeting of the Scudder Lifecycle Mid Range and Short Range Funds to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, NY 10154 on September 2, 2005 at 9:15 A.M. (Eastern time) and at any adjournments thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card(s) (“Proxy”) are expected to be mailed to shareholders on or about July 22, 2005.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund.

The Special Meeting is being held to consider and vote on the following matter for each Fund, as indicated below and described more fully herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal: (Both Funds)	To consider a Plan of Liquidation (the “Plan”) under which the assets of the Fund will be liquidated and all outstanding shares redeemed on the liquidation date.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. Deutsche Asset Management, Inc. (“DeAM, Inc.”), each Fund’s investment advisor, has engaged Computershare Fund Services (“Computershare”) to assist in the solicitation of proxies at an estimated total cost of $1,174. However, the exact cost will depend on the amount and types of services rendered. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc.

If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

As the date of the Special Meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended March 31, 2005 (each, a “Report”) has previously been furnished to the shareholders of each Fund. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-621-1048. Each Report is also available on the Scudder Funds’ website at www.scudder.com.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to the Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Deutsche Bank Trust will vote shares of each Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Special Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as “mirror” or “echo” voting.

A quorum of shareholders for each Fund is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. Abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present and have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting, but will have the effect of a negative vote on the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Shareholders of record at the close of business on June 21, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in both Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in both Funds may receive two packages, each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy (or Proxies);

•	date and sign the Proxy (or Proxies); and

•	mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Ownership of Shares of the Funds

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the ownership of each Fund’s shares by those persons known by each Fund to own of record or beneficially 5% or more of the outstanding shares of each Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of each Fund’s outstanding shares.

PROPOSAL

APPROVAL OF PLAN OF LIQUIDATION

At its meeting held on April 29, 2005, the Trust’s Board, upon the recommendation of DeAM, Inc., determined that it would be in the best interests of each of the Mid Range Fund and Short Range Fund and its shareholders if the Fund were liquidated and dissolved in accordance with the Trust’s organizational documents and Massachusetts law. Accordingly, the Board approved the termination of each Fund pursuant to a Plan of Liquidation (the “Plan”), copy of which is attached to this Proxy Statement as Exhibit C. The Plan provides for the liquidation of each Fund’s assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the shareholders of a Fund approve the proposal with respect to that Fund, then the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date, which is anticipated to be on or about September 16, 2005.

Shareholder approval of the Fund’s liquidation and dissolution is required before the Fund can be terminated. For the reasons set forth below, the Board unanimously recommends that shareholders of each Fund vote to approve this Proposal.

Summary of Reasons for Termination

The Trustees believe, based upon the information provided by DeAM, Inc., that the termination of each Fund will be in the best interests of that Fund and its shareholders for the following reasons:

Each Fund’s assets have declined significantly over the past several years, leaving the Fund too small to remain economically viable;

As a result of the decline in assets, each Fund’s expense ratio is at a level that would no longer be competitive were it not for the continued voluntary fee waiver and expense reimbursement by DeAM, Inc., and DeAM, Inc. does not intend to continue the fee waiver and expense reimbursement indefinitely;

It is unlikely that either Fund will experience sufficient sales of Fund shares in the foreseeable future to reverse the decline in assets; and

Possible alternatives to liquidation, including the merger of either Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the Fund and its shareholders.

Board Considerations

DeAM, Inc. reviewed with the Board the history of each Fund, its asset size and expenses. Each Fund commenced operations in October 1993, and since its inception, each Fund has failed to sustain sufficient assets to permit the Fund to operate efficiently and effectively. At its peak on March 10, 1999, the Short Range Fund’s assets were only approximately $66 million, while the Mid Range Fund’s assets peaked at approximately

$109 million on December 31, 1999. The Short Range Fund’s assets have since decreased to approximately $19 million and the Mid Range Fund’s assets have decreased to approximately $43 million as of June 21, 2005, representing declines of approximately 71% and 61%, respectively. These asset levels are well below what is considered to constitute the minimum asset size or “critical mass” for a mutual fund and well below the size of most similar mutual funds in other fund complexes. These declines have been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares. DeAM, Inc. has advised the Board that it does not anticipate that either Fund will experience sufficient asset growth in the future to reverse this decline in net assets. DeAM, Inc. believes that the Funds are not well positioned to attract new assets given the availability of other similar funds.

The Board considered that DeAM, Inc. has had to subsidize each Fund through payment of Fund expenses and/or waiver of Fund fees since shortly after their inception. The decrease in assets has caused the Short Range Fund’s annual gross expense ratio (without giving effect to the expense cap) to rise significantly, from 1.67% of net assets for the fiscal year ended March 31, 2000 to 2.12% of net assets for the fiscal year ended March 31, 2005. Similarly, the decrease in assets has caused the Mid Range Fund’s annual gross expense ratio (without giving effect to the expense cap) to increase, from 1.51% of net assets for the fiscal year ended March 31, 2000 to 1.67% of net assets for the fiscal year ended March 31, 2005.

DeAM, Inc. advised the Board that it believes each Fund’s declining asset level and resulting rise in gross expense ratio has created diseconomies of scale and that each Fund is now too small to remain economically viable. DeAM, Inc. advised the Board that each Fund’s expense ratio will not be competitive with similar funds unless it continues voluntarily to cap the Fund’s expenses for the foreseeable future, and that it does not intend to continue the voluntary expense waiver indefinitely if the liquidation proposal is not approved.

The Board also considered the historical performance record of each Fund, and the negative impact that its continuing small asset size and higher expense ratio would likely have on Fund performance going forward.

The Board also considered other alternatives for each Fund. DeAM, Inc. reviewed with the Board whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. Management discussed current market conditions, the similarities between each Fund and other funds managed by DeAM, Inc. and its affiliates, the relatively small size of each Fund, the time, effort and expense required to effect a merger or similar transaction, and the tax and related implications for shareholders of such a transaction. Management advised the Board that there are no asset allocation funds within the Scudder Fund Complex that have the same expense structure as the Funds, and that a merger with a different type of Fund would be inappropriate given the differences between the Funds.

DeAM, Inc. also advised the Board of the tax impact of the liquidation and dissolution of each Fund. As of March 31, 2005, the end of each Fund’s most recent fiscal year, the Short Range Fund had net realized gains of approximately $426,328 and net unrealized gains of approximately $389,861. As of March 31, 2005, the Mid Range

Fund had net realized gains of approximately $1,804,009 and net unrealized gains of approximately $2,011,168. DeAM, Inc. advised the Board that the liquidation of each Fund will be a taxable event for shareholders who do not hold Fund shares in a tax-advantaged account.

Based on their consideration, analysis and evaluation of the above factors and DeAM, Inc.’s recommendation, the Trustees (including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) concluded that an increase in Fund expenses attributable to the decrease in asset size and the likely discontinuance of the voluntary fee waiver in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund’s returns. Moreover, the Board concluded that each Fund is unlikely to achieve a significant increase in asset size and achieve appropriate economies of scale in the future.

The Board, therefore, concluded that it would be in the best interest of each Fund and its shareholders to liquidate the Fund promptly, in accordance with the Plan.

In anticipation of the proposed liquidation each Fund may change its investment strategy. Each Fund may terminate the global asset allocation investment strategy utilized by the Fund and adopt a “defensive posture” prior to the Special Meeting by investing in more liquid, short-term securities while continuing to try to achieve its investment objectives. Each Fund ceased sales of its shares to new investors on May 5, 2005, except that retirement plans that offered the Funds as investment options can continue to offer them to their participants until the Funds are liquidated. Shareholders of each Fund may exchange their shares for shares of the same class of another Scudder Fund or redeem their shares prior to the liquidation date.

Plan of Liquidation

The Plan has been adopted by the Board. Under the Trust’s Declaration of Trust, before the Plan is made effective for a Fund it must be approved by the holders of a majority of the outstanding shares of that Fund (as defined below).

If the Plan is approved by a Fund’s shareholders, that Fund will (i) implement the Plan by dissolving and winding up its business and affairs, (ii) preserve the value of its assets and (iii) distribute its assets to its shareholders, in accordance with the Plan. The Trust shall then cause the liquidation of the Fund’s assets to cash through the sale of its investments on or about September 16, 2005 (the “Liquidation Date”). DeAM, Inc. shall pay or provide reasonable reserves for the payment of all outstanding obligations, taxes and other liabilities of the Fund prior to the mailing of the liquidating distribution to shareholders.

Upon completion of the distribution of assets as provided in the Trust’s Declaration of Trust and the Plan, the Fund shall terminate and DeAM, Inc. shall be discharged of any and all future liabilities and duties with respect to the Fund and the investment advisory agreement with respect to the Fund shall be terminated.

DeAM, Inc. will bear all expenses incurred by the Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, the expenses of any reports to shareholders attributable to the Fund’s liquidation and the costs of the Special Meeting. Each Fund will bear any transactional expenses (such as brokerage commissions) related to implementing the Plan. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will also be borne by DeAM, Inc. After the date of mailing of the liquidating distribution, the dissolution of the Funds will be effected.

If the shareholders of a Fund do not approve the Plan, then that Fund will continue to exist as a registered investment company in accordance with its stated objectives and policies. In such a case, the Board would consider what, if any, steps to take concerning the Fund, including the possibility of resolicitation of approval.

If the shareholders of one Fund, but not both Funds, approve the Plan, the Plan will be effective with respect to that Fund, notwithstanding the failure of the other Fund’s shareholders to approve the Plan.

Material Federal Income Tax Consequences

Each shareholder who holds Fund shares in a taxable account and who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder’s tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

Each Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

Required Vote

Under the Trust’s Declaration of Trust, approval of the Proposal with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. As used in this Proposal, a “majority of the outstanding voting securities” of a Fund means the vote (A) of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by Proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WILL BE SO VOTED.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. If the Funds are not liquidated, shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Trust’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE AT 1-866-863-3900.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By order of the Board of Trustees,

John Millette,

Secretary

July 19, 2005

THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Fund	Number of Shares Outstanding
Lifecycle Mid Range Fund	4,285,615.772
Lifecycle Short Range Fund	1,834,629.375

A-1

EXHIBIT B

5% Shareholders as of Record Date

Lifecycle Mid Range Fund:

Name and Address of Record Owner	Shares Owned	Percent Ownership of Outstanding Shares
Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team San Francisco CA 94104-4122	1,408,893.294	32.87%

State Street Corp Trustee for Westinghouse Savannah River/Bechtel Savannah Riv Inc Svgs & Invest PL Jersey City NJ 07302-3885	1,108,043.577	25.85%

Lifecycle Short Range Fund:

Name and Address of Record Owner	Shares Owned	Percent Ownership of Outstanding Shares
State Street Corp Trustee for Westinghouse Savannah Rvr/Bechtel Savannah Riv Inc Svgs & Invest PL Jersey City NJ 07302-3885	459,567.894	25.05%

Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team San Francisco CA 94104-4122	436,424.649	23.79%

Scudder Trust Co Cust FBO Station Casinos Attn Recon Dept xxxxxx Salem NH 03079-1143	113,320.709	6.18%

Chase Mahattan Bank Tr Metlife Defined Contribution Group Trust New York NY 10004-2413	105,632.533	5.76%

B-1

EXHIBIT C

PLAN OF LIQUIDATION

Lifecycle Mid Range and Lifecycle Short Range Funds,

Series of Scudder Advisor Funds

Scudder Advisor Funds (the “Trust”) shall, according to the procedures set forth in this Plan of Liquidation (the “Plan”), proceed to liquidate its investment series, Lifecycle Mid Range and Lifecycle Short Range Funds (the “Funds”):

The Plan has been adopted by the Trust pursuant to approval by the Board of Trustees (the “Board”) of the Trust on April 29, 2005.

The Trust will implement the Plan by dissolving and winding up the business and affairs of the Funds, preserving the value of the Funds’ assets and distributing the Funds’ assets to its respective shareholders, in accordance with the provisions of the Plan; provided, however, that the Fund may continue to carry on its activities as a Fund, as described in its current prospectus, until the final distribution of its net assets. The Trust shall cause the liquidation of the Funds’ assets to cash through the sale of its investments on or about September 16, 2005 (the “Closing Date”), or such later date as determined in consultation with the Funds’ counsel, depending on market conditions, shareholder notification requirements and consistent with the terms of the Plan, as the Board, the Funds’ counsel, and the Trust’s investment advisor, Deutsche Asset Management, Inc. (“DeAM, Inc.”), shall determine to be advisable, and pay or provide reasonable reserves for the payment of all outstanding obligations, taxes and other accrued, conditional, unmatured or contingent liabilities.

Upon completion of the distribution of the assets as provided in the Trust’s Declaration of Trust and this Plan, the Funds shall terminate and DeAM, Inc., investment advisor of the Funds, shall be discharged of any and all future liabilities and duties with respect to the Funds and the investment advisory agreement shall be terminated.

The officers of the Trust shall be, and hereby are, authorized by the approval of the Plan by the Board to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute all of the net assets of the Funds, and to carry out the Plan as herein before set forth.

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LIF_15395A

LIF_15395B

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to Internet site: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

Please detach at perforation before mailing.

PO Box 18011 Hauppauge, NY 11788-8811	SCUDDER ADVISOR FUNDS SCUDDER LIFECYCLE MID RANGE FUND PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 9:15 a.m., Eastern time, on September 2, 2005	PROXY CARD

The undersigned hereby appoints John Millette, Caroline Pearson and Philip Collora, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and as votes AGAINST the Proposal.

Receipt of the Notice of Special Meeting and the related Proxy Statement dated July 19, 2005 is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: For joint owners either party may sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	LIF_15395A
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UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to Internet site: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

Please detach at perforation before mailing.

PO Box 18011 Hauppauge, NY 11788-8811

SCUDDER ADVISOR FUNDS

SCUDDER LIFECYCLE SHORT RANGE FUND

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

9:15 a.m., Eastern time, on September 2, 2005

PROXY CARD

The undersigned hereby appoints John Millette, Caroline Pearson and Philip Collora and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and as votes AGAINST the Proposal.

Receipt of the Notice of Special Meeting and the related Proxy Statement dated July 19, 2005 is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: For joint owners either party may sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	LIF_15395B
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UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider a Plan of Liquidation under which the assets of the Fund will be liquidated and all outstanding shares redeemed on the liquidation date.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

LIF_15395

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